EXHIBIT 99.7


                          UPDATED POSITIONS JUNE    13:37 Friday, July 9, 2004 1
                         Portfolio Summary Report
                     Prepared by Goldman, Sachs & Co.

----------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification             Loans       Sched Balance  Gross WAC    Net WAC Orig WA  ST WAM  Am WAM     Age
----------------------------------------------------------------------------------------------------------------------
0001 GSAA-2004-06   , IN POOL          920        $216,538,042      5.706      5.456     360     358     356       2
----------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                         920        $216,538,042
----------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavo r to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or se ll, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              UPDATED POSITIONS JUNE      July 9, 2004  13:37  PAGE 0001
Deal                  GSAA-2004-06
Pool                  IN POOL

 --------------------------------------------------------------------------------|
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|
|------|-------------------|----------|----------|-------|-------|-------|-------|
|   920|       $216,538,042|     5.706|     5.456|    360|    358|    356|      2|
|------|-------------------|----------|----------|-------|-------|-------|-------|
 -----------------------------------------------------------------------------------|
| Loans|  OLTV| Comb LTV|   FICO|      DTI|Margin|1st Cap|Per Cap|06/04 MTR| Maxrate|
|------|------|---------|-------|---------|------|-------|-------|---------|--------|
|   920|  78.5|     85.8|    706|    33.47|  2.75|   5.00|   1.00|    47.12|  11.259|
|------|------|---------|-------|---------|------|-------|-------|---------|--------|


 --------------------------------------------------------------------------------------------------------------------------------|
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|
|4.00 - 4.249%     0.30|  $25,001-$ 50,000   0.32|356 - 360 Mont 100.00|351 - 355 Mont   3.03|Other/Unknown   78.42|  1     46.65|
|4.25 - 4.49%      1.37|  $50,001-$ 75,000   1.78|                     |356 - 360 Mont  96.97|181 - 240 Mont   0.10|  2     36.81|
|4.50 - 4.749%     2.44|  $75,001-$100,000   3.56|                     |                     |241 - 300 Mont   0.04|  3      7.89|
|4.75 - 4.99%      8.40| $100,001-$120,000   3.77|                     |                     |346 - 350 Mont   0.13|  4      5.62|
|5.00 - 5.249%     6.78| $120,001-$140,000   5.17|                     |                     |351 - 355 Mont   2.34|  5      1.32|
|5.25 - 5.49%     14.15| $140,001-$160,000   4.55|                     |                     |356 - 360 Mont  18.98|  6      0.50|
|5.50 - 5.749%    17.89| $160,001-$180,000   4.58|                     |                     |                     |  7      0.35|
|5.75 - 5.99%     16.85| $180,001-$200,000   4.32|                     |                     |                     |  9      0.86|
|6.00 - 6.249%    10.64| $200,001-$250,000  10.18|                     |                     |                     |             |
|6.25 - 6.49%      7.52| $250,001-$300,000  11.01|                     |                     |                     |             |
|6.50 - 6.749%     7.05| $300,001-$350,000  10.28|                     |                     |                     |             |
|6.75 - 6.99%      3.15| $350,001-$400,000   7.50|                     |                     |                     |             |
|7.00 - 7.249%     1.76| $400,001-$450,000   5.28|                     |                     |                     |             |
|7.25 - 7.49%      0.85| $450,001-$500,000   7.39|                     |                     |                     |             |
|7.50 - 7.749%     0.81| $500,001-$550,000   4.87|                     |                     |                     |             |
|7.75 - 7.99%      0.04| $550,001-$600,000   3.97|                     |                     |                     |             |
|                      | $600,001-$650,000   4.11|                     |                     |                     |             |
|                      | $650,001-$700,000   1.92|                     |                     |                     |             |
|                      | $700,001-$750,000   0.34|                     |                     |                     |             |
|                      | $750,001-$800,000   1.80|                     |                     |                     |             |
|                      | $800,001-$900,000   1.96|                     |                     |                     |             |
|                      | $900,001-$1000,00   1.35|                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|


 --------------------------------------------------------------------|
|Geography             |Orig LTV              |Comb LTV              |
|----------------------|----------------------|----------------------|
|California       45.35| 0.01-50.00%      0.83| 0.01-50.00%      0.75|
|Florida           5.36| 50.01-60.00%     1.32| 50.01-60.00%     1.13|
|Washington        4.12| 60.01-65.00%     2.54| 60.01-65.00%     1.76|
|Arizona           3.88| 65.01-70.00%     6.34| 65.01-70.00%     4.72|
|Georgia           3.87| 70.01-75.00%    10.17| 70.01-75.00%     5.93|
|Illinois          3.56| 75.01-80.00%    68.32| 75.01-80.00%    19.79|
|New York          3.54| 80.01-85.00%     1.16| 80.01-85.00%     3.31|
|Texas             3.15| 85.01-90.00%     5.40| 85.01-90.00%    37.54|
|Colorado          3.04| 90.01-95.00%     3.91| 90.01-95.00%    22.82|
|*More*           24.12|                      |*More*            2.27|
|----------------------|----------------------|----------------------|


------------------------------------------------|
|FICO           |Product        |Silent         |
|---------------|---------------|---------------|
|600-619    0.07|10/1 Hyb   2.90|N         42.58|
|620-649    9.45|3/1 Hybr  55.26|Y         57.42|
|650-699   38.85|5/1 Hybr  39.76|               |
|700-749   30.84|7/1 Hybr   2.08|               |
|750-799   19.27|               |               |
|800+       1.52|               |               |
|               |               |               |
|               |               |               |
|               |               |               |
|               |               |               |
|---------------|---------------|---------------|


-----------------------------------------------------|
|Conform              |MI                            |
|---------------------|------------------------------|
|CONFORMING      62.52|OLTV LE 80               89.53|
|NON CONFORMING  37.48|PMI MORTGAGE INSURANCE    4.40|
|                     |Radian Gua                3.14|
|                     |MGIC                      2.88|
|                     |UGIC                      0.05|
|                     |                              |
|                     |                              |
|                     |                              |
|                     |                              |
|                     |                              |
|---------------------|------------------------------|


 ------------------------------------------------------------------------------|
|Property Type            |Purpose                 |Occupancy                  |
|-------------------------|------------------------|---------------------------|
|SINGLE FAMILY DETA  51.84|PURCHASE           60.59|OWNER OCCUPIED        51.51|
|2-4 FAMILY          18.65|CASHOUT REFI       22.14|NON-OWNER             46.84|
|PUD DETACHED        14.30|RATE/TERM REFI     17.27|SECOND HOME            1.65|
|CONDO                9.73|                        |                           |
|PUD ATTACHED         3.06|                        |                           |
|SINGLE FAMILY ATT    2.36|                        |                           |
|PUD                  0.07|                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|                         |                        |                           |
|-------------------------|------------------------|---------------------------|


----------------------------------------------------------------------|
|Docs                             |Units       |DTI                   |
|---------------------------------|------------|----------------------|
|NIV - No income verif (Lim  66.70| 1     81.28| Missing          6.09|
|Full Documentation          20.14| 2      7.95| 0.01-10.00%      0.55|
|NIV/NAV - No income or ass   7.12| 3      3.06| 10.01-20.00%     3.85|
|NID/NED/NAD - No income, a   4.88| 4      7.71| 20.01-30.00%    21.49|
|NID - No income disclosure   0.65|            | 30.01-40.00%    54.22|
|NID/NAD - No income or ass   0.51|            | 40.01-50.00%    13.81|
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|---------------------------------|------------|----------------------|


 --------------------------------------------------------------------|
|Prepay Term    |Self Employ    |IO Flag             |IO Term        |
|---------------|---------------|--------------------|---------------|
|    0     67.20|N         59.37|Y              78.42|   36     48.65|
|   36     32.69|Y         40.63|N              21.58|   60     25.28|
|   42      0.12|               |                    |    .     21.58|
|               |               |                    |  120      2.75|
|               |               |                    |   84      1.73|
|               |               |                    |               |
|               |               |                    |               |
|---------------|---------------|--------------------|---------------|


------------------------------------------------|
|Arm Index         |Margins       |1st Rate Cap |
|------------------|--------------|-------------|
|6 Month Lib 100.00|  2.250   0.06|  5.00 100.00|
|                  |  2.750  99.94|             |
|                  |              |             |
|                  |              |             |
|                  |              |             |
|                  |              |             |
|                  |              |             |
|------------------|--------------|-------------|


-----------------------------------|
|Per Rate Cap |Life Rate Cap       |
|-------------|--------------------|
|  1.00 100.00| 9.00- 9.49%    0.24|
|             | 9.50- 9.99%    3.00|
|             |10.00-10.49%    8.52|
|             |10.50-10.99%   22.63|
|             |11.00-11.49%   22.66|
|             |11.50-11.99%   27.73|
|             |*More*         15.22|
|-------------|--------------------|



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavo r to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or se ll, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.